UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

500512300A

APRIL 14, 2008

PTAS

YORAM ZER
2 BEN GURION
B.S.R TOWER 1, FLOOR 15
RAMAT GAN, 52573 ISRAEL

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 04/13/2008

REEL/FRAME: 020783/0942
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS).
DOCKET NUMBER: Z\\31\\6\\

ASSIGNOR:
APPELFELD ZER FISHER

DOC DATE: 04/10/2008

ASSIGNEE:
DYNAMIC APPLICATIONS CORP
113 BARKSDALE PROFESSIONAL CENTER
113 BARKSDALE PROFESSIONAL CENTER
NEWARK, DELAWARE 19711

SERIAL NUMBER: 08359149
PATENT NUMBER: 5497555
TITLE: ELECTROMAGNETIC PERCUSSION DEVICE

FILING DATE: 12/19/1994
ISSUE DATE: 03/12/1996